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                                                                    EXHIBIT 99.2

                        ART FLORIDA PORTFOLIO III, LTD.
           (PROPERTIES FORMERLY OWNED BY INVESTORS GENERAL ENTITIES)

          COMBINED STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997


                               TABLE OF CONTENTS


                                                                  Page No.
                                                                  --------

INDEPENDENT AUDITOR'S REPORT.....................................    1

COMBINED STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES.....    2

NOTES TO COMBINED FINANCIAL STATEMENT............................    3


[WAGNER NOBLE & COMPANY LETTERHEAD]


                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
American Realty Trust, Inc.
Dallas, Texas


We have audited the accompanying combined statement of revenues and direct operating expenses of Art Florida Portfolio III, Ltd. (properties formerly owned by Investors General entities) for the year ended December 31, 1997. This combined statement of revenues and direct operating expenses is the responsibility of the entities' management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of American Realty Trust, Inc.) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the combined statement of revenues and direct operating expenses referred to above present fairly, in all material respects, the combined revenues and direct operating expenses, as defined in Note 1, of Art Florida Portfolio III, Ltd. (properties formerly owned by Investors General entities) for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

Charlotte, North Carolina
June 1, 1998

                                               /s/ WAGNER NOBLE & COMPANY
                                               --------------------------
                                                   Wagner Noble & Company




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
                       ART FLORIDA PORTFOLIO III, LTD.
          (Properties Formerly Owned By Investors General Entities)

         COMBINED STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

                     For the year ended December 31, 1997

                                                                              Properties
                                     ---------------------------------------------------------------------------------------------
                                                 Carriage    Crossings    Falcon                                Lake
                                     Ashford       Park      At Church     House    Georgetown  Greenbriar    Chateau     Landing
                                     --------    --------    ---------   --------   ----------  ----------    --------    --------
REVENUES:
  Net rental revenues............... $314,607    $298,700    $294,367    $484,015    $232,930    $244,137     $337,306    $247,848
  Other revenues....................   13,204       5,677      14,396      22,959      17,502       6,607       19,474      43,788
                                     --------    --------    --------    --------    --------    --------     --------    --------
    Total revenues..................  327,811     304,377     308,763     506,974     250,432     250,744      356,780     291,636

DIRECT OPERATING EXPENSES:
  Personnel expense.................   29,897      33,899      34,807      60,163      33,167      38,581       50,505      51,354
  Property management fee...........   13,113      12,175      12,349      20,279      10,011      10,030       14,065      11,651
  Administrative expense............    5,787       4,755       6,567       8,036       6,959       5,033        9,122       5,899
  Leasing expense...................    4,333       4,183       3,938       3,438       4,749       6,617        2,741       1,930
  Utility expense...................   19,895      21,542      23,863      39,543      15,916       7,580       26,851      18,088
  Service expense...................   14,517      14,643      14,980      22,078      15,494      20,061       20,082       8,214
  Cleaning and decorating expense...    8,158       5,404       9,249       9,565       4,794      17,238       17,627       2,885
  Repairs and maintenance expense...    7,069       7,825       7,345      18,861       6,749      12,831       17,167       5,264
  Property taxes....................   32,970      23,189      26,683      25,758      16,659      18,371       15,337      11,718
  Property insurance................   10,627       4,508       4,188      15,369       5,813       3,277        9,958       8,273
                                     --------    --------    --------    --------    --------    --------     --------    --------
    Total direct operating expenses.  146,366     132,123     143,969     223,090     120,311     139,619      183,455     125,276
                                     --------    --------    --------    --------    --------    --------     --------    --------
REVENUES IN EXCESS OF
  DIRECT OPERATING EXPENSES......... $181,445    $172,254    $164,794    $283,884    $130,121    $111,125     $173,325    $166,360
                                     ========    ========    ========    ========    ========    ========     ========    ========


                                                                        Properties
                                    ---------------------------------------------------------------------------------
                                    Northside                Rolling                 Valley                  Westwood
                                     Villas      Regency      Hills      Seville       Hi       Westwood       Parc        Total
                                    ---------   --------    ---------   --------   ----------  ----------    --------   ----------
REVENUES:
  Net rental revenues............... $758,342    $481,512    $727,075    $367,729    $186,558     $703,328    $389,391  $6,067,845
  Other revenues....................   29,610      28,265      37,881      13,136      16,067       55,305      16,635     340,506
                                     --------    --------    --------    --------    --------     --------    --------  ----------
    Total revenues..................  787,952     509,777     764,956     380,865     202,625      758,633     406,026   6,408,351

DIRECT OPERATING EXPENSES:
  Personnel expense.................  116,609      49,904     113,135      59,833      28,756       96,305      79,814     876,729
  Property management fee...........   31,495      20,393      30,587      15,217       8,105       30,347      16,240     256,057
  Administrative expense............   18,020      10,493      18,448      10,476       5,428       17,755      10,136     142,914
  Leasing expense...................   24,126       5,314      22,896       9,489       6,933        7,596      11,745     120,028
  Utility expense...................   59,047      27,318      61,734      27,527      10,724       57,469      28,615     445,712
  Service expense...................   28,229      25,707      26,507       8,941      13,057       40,909      17,618     291,037
  Cleaning and decorating expense...   15,709       9,816      19,301       8,614       7,929       19,272      14,631     170,192
  Repairs and maintenance expense...   26,907       9,391      19,018       9,548       7,351       17,501      15,330     188,157
  Property taxes....................   64,221      46,660      65,093      26,953      17,947       37,005      30,654     459,218
  Property insurance................   18,531      12,033      14,811      11,061       2,384       46,440       8,500     175,773
                                     --------    --------    --------    --------    --------     --------    --------  ----------
    Total direct operating expenses.  402,894     217,029     391,530     187,659     108,614      370,599     233,283   3,125,817
                                     --------    --------    --------    --------    --------     --------    --------  ----------
REVENUES IN EXCESS OF
  DIRECT OPERATING EXPENSES......... $385,058    $292,748    $373,426    $193,206    $ 94,011     $388,034    $172,743  $3,282,534
                                     ========    ========    ========    ========    ========     ========    ========  ==========

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                        ART FLORIDA PORTFOLIO III, LTD.
           (PROPERTIES FORMERLY OWNED BY INVESTORS GENERAL ENTITIES)

                    NOTES TO COMBINED STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997



1. ORGANIZATION AND BASIS OF PRESENTATION:

     The following properties were owned as of December 31, 1997, by various entities affiliated with Investors General, Inc. and related companies. Subsequent to January 1, 1998, the individual properties or the effective economic interest in the properties were acquired by Art Florida Portfolio III, Ltd.

     Property Name          Description            Location                  Former Owner
     -------------          -----------            --------                  ------------
       Ashford           56 Residential Units       Tampa, FL             IG Capital Holdings
     Carriage Park       46 Residential Units       Tampa, FL            Florida Income Fund I
  Crossings at Church    52 Residential Units       Tampa, FL           Florida Income Fund II
     Falcon House        82 Residential Units     Ft. Walton Bch., FL   Investors Synd. Ltd. VII
      Georgetown         44 Residential Units     Panama City, FL       Investors Synd. Ltd. II
      Greenbriar         50 Residential Units     Tallahassee, FL        Investors Synd. Ltd. V
     Lake Chateau        98 Residential Units     Thomasville, GA         Investors Synd. Ltd.
       Landing           52 Residential Units      Pensacola, FL        Investors Synd. Ltd. II
   Northside Villas     160 Residential Units     Tallahassee, FL         IG Capital Holdings
      Regency            78 Residential Units       Tampa, FL             IG Capital Holdings
    Rolling Hills       134 Residential Units     Tallahassee, FL       Investors Synd. Ltd. II
       Seville           62 Residential Units     Tallahassee, FL       Investors Synd. Ltd. II
      Valley Hi          54 Residential Units     Tallahassee, FL       Investors Synd. Ltd. II
      Westwood          120 Residential Units     Panama City, FL       Investors Synd. Ltd. V
                        & Commercial Prop.
   Westwood Parc         94 Residential Units     Tallahassee, FL       Investors Synd. Ltd. VII

     The accompanying combined statement of revenues and direct operating expenses combines the accounts of properties which were previously owned by various entities. There were no material intercompany transactions between the properties.

     Management of the properties defines direct operating expenses to include the specific expense items shown on the accompanying combined statement of revenues and direct operating expenses. In accordance with this definition, the statement does not include interest expense, replacements, professional fees, certain administrative expenses, additional management fees, loss on disposition of property, or provisions for depreciation and amortization. The statement also excludes interest income other than that earned directly in property accounts and any provision for income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

2. ACCOUNTING ESTIMATES:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenditures during the reporting period. Actual results could differ from those estimates.

3. RELATED PARTY TRANSACTIONS:

     The combined entities paid Investors General, Inc. approximately $22,000 for property management fees which are included in this financial statement. As of December 31, 1997, Investors General, Inc. or its affiliates owned directly or indirectly the controlling interest in each entity.











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